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                                                                    Exhibit 99.5

                                    GUARANTEE
                                    ---------

         THIS GUARANTEE, dated as of August ___, 1999 is executed by the undersigned ("GUARANTOR") in favor of WFC Holdings Corporation, a Delaware corporation ("WFC").

                                    RECITALS
                                    --------
         WHEREAS, DriveOff.com, Inc., a Delaware corporation ("OBLIGOR"), is a wholly owned subsidiary of Guarantor and has issued to WFC a $15,000,000 Term Note dated as of the date hereof (the "TERM NOTE"); and the Term Note is convertible into the Obligor's Series A Preferred Stock (the "SERIES A").

         WHEREAS, the Term Note and the Series A are each subject to mandatory prepayment or redemption under certain circumstances.

         WHEREAS, WFC's willingness to enter into these transactions is subject to receipt by it of this Guarantee duly executed by Guarantor.

                                    AGREEMENT
                                    ---------
         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby agrees with WFC as follows:

         (a) GUARANTEE. Guarantor unconditionally guarantees and promises (i) to pay to WFC, or order, at WFC's office located at the address set forth in
Section 3(a) hereof, on demand after the default (after any applicable cure period) by Obligor in the performance of its Obligations, in lawful money of the United States, any and all Obligations (as hereinafter defined) consisting of payments due to WFC, and, (ii) at WFC's option and not in substitution for Guarantor's payment obligations hereunder, to perform on demand any and all other Obligations in the place of Obligor. For purposes of this Guarantee the term "OBLIGATIONS" shall mean and include all payments, liabilities and obligations, howsoever arising, owed by Obligor to WFC of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of (i) the "Repayment and Prepayment" section of the Term Note and (ii) if WFC converts all or a portion of the Term Note into shares of Series A, Article IV Section 3 of Obligor's Amended and Restated Certificate of Incorporation.

         (b) This Guarantee is absolute, unconditional, continuing and irrevocable and constitutes an independent guarantee of payment and not of collectibility, and is in no way conditioned on or contingent upon any attempt to enforce in whole or in part any of Obligor's Obligations to WFC, the existence or continuance of Obligor as a legal entity, the consolidation or merger of Obligor with or into any other entity, the sale, lease or disposition by Obligor of all or substantially all of its assets to any other entity, or the bankruptcy or insolvency of Obligor, the admission by Obligor of its inability to pay its debts as they mature, or the making by Obligor of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors. If Obligor shall fail to pay or perform any Obligations to WFC which are subject to this Guarantee as and when they are due, Guarantor


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shall forthwith pay to WFC all such liabilities or obligations in immediately available funds. Each failure by Obligor to pay or perform any such liabilities or obligations shall give rise to a separate cause of action, and separate suits may be brought hereunder as each cause of action arises.

         (c) WFC, may at any time and from time to time, without the consent of or notice to Guarantor, except such notice as may be required by applicable statute which cannot be waived, without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor hereunder, (i) change the manner, place and terms of payment or change or extend the time of payment of, renew, or alter any Obligation hereby guaranteed, or in any manner modify, amend or supplement the terms of the Contract or any documents, instruments or agreements executed in connection therewith, (ii) exercise or refrain from exercising any rights against Obligor or others (including Guarantor) or otherwise act or refrain from acting, (iii) settle or compromise any Obligations hereby guaranteed and/or any obligations and liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any obligations and liabilities which may be due to WFC or others, (iv) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner or in any order any property pledged or mortgaged by anyone to secure or in any manner securing the Obligations hereby guaranteed, (v) take and hold security or additional security for any or all of the obligations or liabilities covered by this Guarantee, and (vi) assign its rights and interests under this Guarantee, in whole or in part.

         (d) No invalidity, irregularity or unenforceability of the Obligations hereby guaranteed shall affect, impair, or be a defense to this Guarantee. Guarantor agrees that Guarantor shall be liable even if Obligor had no liability at the time of Term Note or thereafter ceased or ceases to be liable and agrees that by so doing Guarantor's liability may be larger in amount and more burdensome than that of Obligor.

         (e) This is a continuing Guarantee for which Guarantor receives continuing consideration and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon and this Guarantee is therefore irrevocable without the prior written consent of WFC.

     2. WAIVERS. (a) Guarantor, to the extent permitted under applicable law, hereby waives any right to require WFC to (i) proceed against Obligor or any other guarantor of Obligor's Obligations, (ii) proceed against or exhaust any security received from Obligor or any other guarantor of Obligor's Obligations, or (iii) pursue any other right or remedy in the WFC's power whatsoever.

         (b) Guarantor further waives, to the extent permitted by applicable law, (i) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Obligor, any other guarantor of the Obligations or any security; (ii) any setoff or counterclaim of Obligor or any defense which results from any disability or other defense of Obligor or the cessation or stay of enforcement from any cause whatsoever of the liability of Obligor (including, without limitation, the lack of validity or enforceability of the Contract);
(iii) any right to exoneration of sureties which would otherwise be applicable;
(iv) any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy which WFC now has or may hereafter have against Obligor, and any benefit of, and any right to participate in, any security



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now or hereafter received by WFC; (v) all presentments, demands for performance, notices of non-performance, notices delivered under the Contract, protests, notice of dishonor, and notices of acceptance of this Guarantee and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (vi) the benefit of any statute of limitations; (vii) any appraisement, valuation, stay, extension, moratorium redemption or similar law or similar rights for marshalling; and (viii) any right to be informed by WFC of the financial condition of Obligor or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Guarantor has the ability to and assumes the responsibility for keeping informed of the financial condition of Obligor and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks.

     3. MISCELLANEOUS.

         (a) NOTICES. Except as otherwise provided herein, all notices or other communications to or upon WFC or Guarantor under this Guarantee shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below with respect to WFC and at the telecopier number or address set forth on the signature page hereof with respect to Guarantor. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the business day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when delivered by hand, shall be effective upon delivery; and when telecopied, shall be effective upon confirmation of receipt.

         WFC:                       WFC Holdings Corporation
         ----                       444 Market Street,
                                    San Francisco, CA 94111
                                    Attn: George Fehlhaber
                                    Telephone: 415 396-6264
                                    Telecopier: 415 986-4598


         (b) NONWAIVER. No failure or delay on WFC's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

         (c) AMENDMENTS AND WAIVERS. This Guarantee may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and WFC. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

         (d) ASSIGNMENTS. This Guarantee shall be binding upon and inure to the benefit of WFC and Guarantor and their respective successors and assigns; PROVIDED, HOWEVER, that without the prior written consent of WFC (not to be unreasonably withheld), Guarantor may not assign its rights and obligations hereunder.

         (e) CUMULATIVE RIGHTS, ETC. The rights, powers and remedies of WFC under this Guarantee shall be in addition to all rights, powers and remedies given to WFC by virtue of any



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applicable law, rule or regulation, the Term Note and the related Credit
Agreement or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing WFC's rights hereunder.

         (f) PARTIAL INVALIDITY. If at any time any provision of this Guarantee is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guarantee nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (g) GOVERNING LAW; JURISDICTION. This Guarantee shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules. Any such process or summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified or registered mail, or any substantially similar form of mail, addressed to Guarantor as provided for notices hereunder.

         (h) JURY TRIAL. EACH OF GUARANTOR AND WFC, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTEE.


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         IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed as of the day and year first above written.

                                     NAVIDEC, INC.


                                     By:
                                        ---------------------------------------

                                     Name:   J. Ralph Armijo
                                     Title:  President
                                     Address:  14 Inverness Dr, Suite F-116
                                               Englewood, Colorado 80112
                                               Tel:   (303) 790-7565
                                               Fax:   (303) 790-8845

                                     with a copy to:
                                     Benesch, Friedlander, Coplan & Aronoff LLP
                                     2300 BP Tower
                                     200 Public Square
                                     Cleveland, Ohio 44114
                                     Attention:  Michael Wager
                                     Tel:   (216) 363-4500
                                     Fax:  (216) 363-4588



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